Prepaid Expenses and Other Assets (Tables)	12 Months Ended
Dec. 31, 2023
Prepaid Expenses and Other Assets [Abstract]
Schedule of Prepayments and Other Assets	Prepaid expenses and other assets consisted of the following:
	As of December 31,
	2022	2023
Prepaid expenses and other current assets：
Receivables from third parties (1)	$359,994	$1,537,597
Rent deposits	13,629	13,310
Prepaid expenses (2)	-	2,671,937
Value-added tax (“VAT”) receivables	-	93,947
Receivables from disposal of long-term investment (4)	-	774,659
Others	87,231	142,103
Prepaid expenses and other current assets, gross	$460,854	$5,233,553
Credit losses provisions (1)	-	-
Prepaid expenses and other current assets, net	$460,854	$5,233,553
Prepaid expenses and other non-current assets:
Prepaid case acceptance fee (3)	$3,632,039	$3,598,769
Long-term receivables from third parties (5)	-	3,000,000
Others	65,636	401,588
Prepaid expenses and other non-current assets	3,697,675	7,000,357
Total	$4,158,529	$12,233,910
(1)	Receivables from third parties mainly includes funds lent to third parties. In October 2023, the Group entered into agreement to lend $774,659 to a third party, with maturity of one year and annual interest rate of 6.8%.

The Group established business partnership with some of the third parties and provided funds to support their business operation. Due to the third parties deteriorated financial position affected by COVID -19, the Group recorded credit losses expense for receivables from third parties of $1,380,331 and $nil for the years ended December 31, 2021 and 2022, respectively, and wrote off the receivables and credit losses provision during the year ended December 31, 2022. In 2023, the Group entered into settlement agreement with one of the third party, pursuant to which the Group was entitled to receive $1,151,860 from the third party to settle the receivable. The Group reversed the credit losses of $1,090,759 during the year ended December 31, 2023.

(2)	In March 2023, the Group appointed Lucky Panda Pte. Ltd to provide marketing solution, social media operations and public relationship services in respect to the Group’s business development in the Southeast Asia region, with a service period from April 1, 2023 to March 31, 2026. Therefore, the Group made a prepayment of $3 million for the service, including $1.8 million for the joint developing and creating of an AI content platform. The AI content platform was expected to be completed and delivered by the end of 2024, and prepayment of the business development related service will be settled based on the service rendered. For the year ended December 31, 2023, the Group recognized the settlement of $610,000 into promotional service expenses.
(3)	Prepaid case acceptance fee is the expense paid by the plaintiff in advance according to PRC law when the court decides to accept civil cases, economic dispute cases, maritime cases and administrative cases. The court charged the case acceptance fee of US$3.6 million in proportion to the claim amount of the lawsuit between the Group and Apple. The claim amount was RMB 10 billion, approximately US$1,408 million. The lawsuit is not expected to close within the one year and the amount is recognized in non-current portion of prepaid expenses.
(4)	In September 2023, the Group entered into an agreement with a third party to transfer 11% of the shares of Zhizhen Guorui held by the Group with a total consideration of RMB5,500,000 (equivalent to US$774,659), and recognized a gain on disposal of US$44,297.
(5)	In March 2023, the Group entered into agreement to lend $3 million to Tackle Finance Limited, with maturity of one year and annual interest rate of 5%.

As of December 31, 2022 and 2023, the Group wrote off receivables from third parties of $2,201,448 and $22,342, respectively.